UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21528

The Endowment Registered Fund, L.P.

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
A. Haag Sherman	George J. Zornada
The Endowment Registered Fund, L.P.	K & L Gates LLP
4265 San Felipe, Suite 800	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/09

Date of reporting period: 12/31/09

Item 1.	Reports to Stockholders.

the

ENDOWMENT FUND

The Endowment Registered Fund, L.P.

Shareholders’ Report

December 31, 2009

Dear TEF Partners:

As we enter a new decade and near our 7th anniversary, we thought this would be an opportune time to (a) review the goals and objectives of The Endowment Fund (the “Fund” or “TEF”) and (b) discuss the Fund’s performance in 2009.

The Goals of The Endowment Fund

Since inception of the Fund in 20031, our long-term goals have been to preserve the purchasing power of invested capital to support the future spending needs of our clients and to generate consistent, long-term, returns across market cycles. We endeavor to deliver real returns (returns above inflation) of 7%2, similar to the long-term return on equities, but to produce those returns with approximately half of the annualized volatility of equities, as measured by standard deviation of returns.

By lowering the standard deviation of returns through a diversified portfolio management approach, similar to the model employed by the most successful Endowment management programs, cumulative wealth is increased through more consistent compounding. The mathematics of loss are very debilitating to long-term investment returns, and the ability to “lose less” in down markets allows for greater wealth accumulation, even if the returns in good markets modestly lag traditional indices. Harry Markowitz won his Nobel Prize for demonstrating the power of diversification and the impact on long-term investment returns and some of the most successful investment programs have embraced this model effectively over the past few decades. The Fund is managed in accordance with these principles and we have constructed a highly diversified portfolio that we believe is designed to capitalize on the benefits of the Markowitz approach.

The Endowment Model is focused on long-term wealth preservation and growth, as opposed to seeking to maximize returns in any one particular short-term period. By reducing the volatility of returns over time, the portfolio should achieve higher long-term returns. However, there will be periods of time where the portfolio trails more concentrated investment strategies that exhibit much higher volatility. Those strategies will typically have “higher highs” and “lower lows” and when that is true they are more likely to ultimately generate inferior returns to the Endowment Model portfolio approach in the long term.

The Diversified Portfolio in 2009

By definition, a diversified portfolio will almost always lag a concentrated portfolio in an “up market” (conversely it will almost always lead in a “down market”). As we entered 2009, we believed that a high level of diversification and “hedging” in the portfolio was the prudent portfolio posture given the high level of uncertainty in the markets in the wake of the financial crisis. Our conservative posture was very successful in reducing volatility, and preserving capital, during a very tumultuous first quarter. However, that posture also limited upside participation during the subsequent market rally over the final two-thirds of the year.

1 The performance quoted for The Endowment Fund from April 2003 – March 2004 is that of an unregistered predecessor fund and is related performance only and does not reflect the performance of the feeder funds and/or The Endowment Fund. The Master Fund and the Feeder Funds’ performance may differ from that shown due to factors such as differences in cash flows, fees, expenses, performance calculation methods, portfolio size, number of underlying pooled investments, investment limitations, diversification requirements and other restrictions imposed on registered funds by the Investment Company Act of 1940, as amended (the “1940 Act”). Investors should not consider this related performance as indication of future performance, or as a substitute for the performance of the feeder funds and/or The Endowment Fund. Performance reflected is net of fees.

2 However, we cannot guarantee we will achieve this objective and past performance is no guarantee of future results.

As shown in the graph above, the Fund3 produced a relatively stable stream of returns in 2009 and our high allocation to low volatility strategies and portfolio hedges generated a return profile with approximately 25% of the volatility4 of the S&P 500 Index. The “cost” of that reduced volatility was that the portfolio lagged the equity market over the entire year, capturing just over half of the index return. Given our goal is to generate consistent, long-term, returns we have never focused on single year returns and have not constructed the portfolio to be compared to the equity indices over short-term periods like quarters, or years. We are much more concerned with outperforming over longer periods of time by lowering the volatility of returns in the Fund. We achieved that goal very effectively as the Fund had less than 25% of the volatility of the S&P 500 during the year5. Lower volatility has been consistent since inception and the impact of the reduced volatility is shown in the table below. The Fund has significantly outperformed the equity market over rolling three and five year periods and has achieved those superior returns with dramatically less risk, as measured by the standard deviation of its returns.

Another measure of superior risk adjusted returns is the ability of the Fund to limit the maximum drawdown of the portfolio to less than half of the drawdown of the S&P 500. From the maximum drawdown, the Fund needs to

3 The Endowment Fund has a variety of feeders, which all feed into a single “master” fund called The Endowment Master Fund, L.P. Each “feeder” fund has different expense ratios, which provide for slightly different returns from one “feeder” fund to the next. Accordingly, unless otherwise specified, the performance and standard volatility outlined herein are those of The Endowment Registered Fund, L.P., which is the largest “feeder” fund in The Endowment Fund complex. Your returns may vary, based on the feeder in which you invest and the timing of your investment. Please consult your capital account statement for the exact returns of your investment.

4 Please refer to the 1, 3 and 5 year TEF vs. S&P 500 performance comparisons in the Performance Table for more complete performance information.

5 Past performance is not a guarantee of future results.

recover approximately 33% to break even, while the equity index would have to rise just over 100% to recover the losses. We believe this is a critical distinction, one that means that the recovery rate for the Fund does not have to be as rapid or dramatic as the equity market to get an investor back to “even.”

Performance During the Financial Crisis and Market Rebound (October 2007 – December 2009)

Despite this fact, some investors have expressed concern that the Fund only captured 52% of the equity recovery in 2009 (TEF: 13.9% vs. the S&P 500: 26.5%). Lower volatility of returns means less downside in the bad periods (TEF lost significantly less than the S&P 500 in 2008, -24% vs. -37%) and less upside in the good periods, like the last half of 2009. However, the mathematics of loss is incontrovertible, as shown below.

As of January 1, 2010, the S&P 500 still must generate a 30% return to recover the level it reached at the October 2007 peak. In contrast, The Endowment Fund needs to generate a 12% return in order to recover the losses it sustained during the financial crisis. Our diversified approach limited losses during the worst of the crisis in September and October of 2008, and again in January and February of 2009, and while our hedged posture also limited upside participation during the recent rally, we finished the two year period well ahead of the equity markets. A dollar invested in a strategy which performed similarly to the S&P 500 on January 1, 2008 is now only worth 80 cents, while that same dollar invested in the Fund is worth 87 cents.6 Diversification is a proven way to limit losses in a portfolio and the Fund embraces the elegantly simple math of long-term wealth generation, which focuses on producing a lower volatility stream of returns.

2009 in Review

2009 proved a year of two distinct investing climates. The first ten weeks of 2009 saw a continuation of the dramatic drawdown of the fourth quarter of 2008. The remainder of 2009 saw a dramatic rebound in the US and global equity markets. We wanted to provide a recap of 2009 and how our Fund performed in the first ten weeks, and then thereafter.

January – February 2009 in Review

The last few months of 2008 were very challenging for all investors and we learned many valuable lessons about the limits of hedging and the risks of the “unknown unknowns” like government intervention and accounting rule

6 The S&P 500 return from January 2008 – December 2009 was -20.32%, while the return for The Endowment Registered Fund was -13.5%.

changes. We entered 2009 with large positions in credit (rather than equity) and significant hedges in the portfolio as we were concerned about continued fallout from the financial crisis. We believed that we could generate consistent returns in most market conditions by owning assets senior in the capital structure and wanted to limit equity exposure given the high degree of uncertainty in the market. Since TEF suffered a significant drawdown along with the rest of the industry in 2008, we are often asked the question “How will TEF perform if the market drops 20% again?” While past performance is no guarantee of future results, the chart below illustrates how The Endowment Fund performed during the 18% drawdown from January to February of 2009. Our hedged profile paid handsomely as we avoided most of the losses and dramatically reduced volatility in the portfolio.

The Great Equity Rally of 2009 – March to December

After the release of the Bank Stress Test Results in March, investors “got their nerve back”, animal spirits returned and equity markets surged in the following months. Our portfolio was positioned defensively and did not participate fully in the rally. While the Fund posted more consistent, linear returns of 12% over the balance of the year, stocks surged 55% from the nadir to finish 2009 up 26.5%.5

Our portfolio performance can be separated into three distinct blocks, Credit, Equity and Hedges. Our Credit portfolio (Enhanced Fixed Income (15%) and Arbitrage (18%)) performed quite well during the rally, rising nearly 24% and finished the year in line with equities, but with significantly lower volatility and risk. Our Equity portfolio (Domestic Equity (10%), International Equity (10%), Private Equity (12%), Energy (10%)) had mixed results with Domestic Equity and Private Equity rising around 10%, International Equity rising 22% and Energy surging 36%. The most challenging part of the portfolio were the hedges (which performed the best during the first part of the year) as Opportunistic Equity (13%), hedged Real Estate (5%) and Fixed Income (7%) struggled during the “melt-up.” Opportunistic Equity was flat, Real Estate was up modestly and Fixed Income (deflation hedge) lost 4%.5

Conclusion

The Fund (again, as evidenced by the performance of The Endowment Registered Fund, L.P.) has shown the ability to preserve capital during turbulent markets (yes, we learned a great deal during 2008) and also capture significant upside in bull markets. We believe TEF is an attractive solution for investors looking to diversify a portion of their traditional equity exposure without giving up the potential ability to generate consistent real returns similar to long-term equity returns. On the heels of last year’s historic rally in the equity markets, valuations today are quite high by historic standards and expected returns over the next decade are low relative to history (GMO LLC now projects U.S. Equities to generate only 1.3% real returns over the next 7 years7). We believe there is a tremendous opportunity to “sell into strength” and reduce long equity exposure in client portfolios and replace that exposure with a portfolio that can generate similar returns with much lower volatility and more consistency.

As the chart above illustrates quite nicely, since the Fund’s inception in 2003, the Fund has outperformed the S&P 500 by almost 1% per year on an annualized basis (7.1% net of fees vs. 6.2%) with approximately half the risk (8.0% vs. 14.8%) as measured by standard deviation. While no one can accurately predict the future, we are confident that the process inherent in the Endowment Model of investing is likely to generate consistent, long-term returns with low volatility for many decades to come. Past performance is no guarantee of future results.

The Endowment Fund Fees and Expenses

The Endowment Fund performance information presented in this document is net of fees and expenses. TEF fees are as follows: Management Fee: 1%, Servicing Fee: 1%. Fund Expenses vary by feeder and are listed below:

•	Registered Fund: 0.23%
•	TEI Fund[8]: 1.18%
•	Domestic Fund & Domestic QP Fund: 0.18%
•	Exempt Fund II8 : 1.43%
•	Exempt QP Fund II8: 1.22%

7 GMO LLC. 7-Year Asset Class Return Forecast. As of 12/31/09. GMO is a privately held global investment management firm.

8 The Fund expenses shown are the expenses contained in the Private Placement Memorandum for the Fund. The actual expenses for the TEI Fund, Exempt Fund II and Exempt QP Fund II were lower than stated above (0.53%, 0.52% and 0.49%) after accounting for offshore withholding tax credit subsequently received.

We are grateful for your continued support and partnership. If you have any questions, please do not hesitate to call our Sales Desk at 1-800-725-9456.

Best regards,

Mark W. Yusko	John A. Blaisdell
Chief Investment Officer Endowment Advisers, L.P.	Co-Chief Executive Officer

Andrew B. Linbeck	A. Haag Sherman
Co-Chief Executive Officer	Co-Chief Executive Officer

The views expressed throughout this report are those of the Adviser and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of the Fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Partners

The Endowment Registered Fund, L.P.:

We have audited the accompanying statement of assets, liabilities, and partners’ capital of The Endowment Registered Fund, L.P. (the “Registered Fund”), as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in partners’ capital for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Registered Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Endowment Registered Fund, L.P. as of December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 26, 2010

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2009

Assets
Investments in the Master Fund, at estimated fair value	$2,424,858,828
Receivable from the Master Fund	130,587,726
Prepaid contributions to the Master Fund	24,219,365
Prepaids and other assets	10,903

Total assets	2,579,676,822

Liabilities and Partners’ Capital
Contributions received in advance	24,219,365
Withdrawals payable	130,587,726
Servicing Fees payable	6,220,721
Accounts payable and accrued expenses	652,335

Total liabilities	161,680,147

Partners’ capital	2,417,996,675

Total liabilities and partners’ capital	$2,579,676,822

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Operations

Year Ended December 31, 2009

Net investment loss allocated from the Master Fund:
Dividend income (net of foreign tax withholding of $37,950)	$4,944,678
Interest income	399,949
Dividend income from affiliated investments	426,009
Interest income from affiliated investments	115,533
Expenses	27,091,842

Net investment loss allocated from the Master Fund	(21,205,673)

Expenses of the Registered Fund:
Servicing Fees	23,758,213
Amortization of offering costs	295,121
Professional fees	515,190
Legal fees	4,494
Other expenses	563,833

Total expenses of the Registered Fund	25,136,851

Net investment loss of the Registered Fund	(46,342,524)

Net realized and unrealized gain (loss) from investments, affiliated investments, foreign currency transactions, options and redemptions in-kind allocated from the Master Fund:
Net realized loss from investments, affiliated investments, foreign currency transactions, options and redemptions in-kind	(22,627,577)
Change in unrealized appreciation/depreciation from investments allocated from the Master Fund	377,581,541

Net realized and unrealized gain (loss) from investments, affiliated investments, foreign currency transactions, options and redemptions in-kind allocated from the Master Fund	354,953,964

Net increase in partners’ capital resulting from operations	$308,611,440

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Changes in Partners’ Capital

Years Ended December 31, 2008 and December 31, 2009

Partners’ capital at December 31, 2007	$1,482,763,043
Contributions	1,568,168,657
Withdrawals	(190,897,704)
Early repurchase fees	884,663
Net decrease in partners’ capital resulting from operations:
Net investment loss	(41,229,351)
Net realized loss from investments	(168,973,218)
Change in unrealized appreciation/depreciation from investments	(447,527,369)

Net decrease in partners’ capital resulting from operations	(657,729,938)

Partners’ capital at December 31, 2008	2,203,188,721

Contributions	326,997,379
Withdrawals	(421,320,636)
Early repurchase fees	519,771
Net increase in partners’ capital resulting from operations:
Net investment loss	(46,342,524)
Net realized loss from investments	(22,627,577)
Change in unrealized appreciation/depreciation from investments	377,581,541

Net increase in partners’ capital resulting from operations	308,611,440

Partners’ capital at December 31, 2009	$2,417,996,675

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Cash Flows

Year Ended December 31, 2009

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$308,611,440
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Net realized and unrealized (gain) loss from investments, affiliated investments, foreign currency transactions, options and redemptions in-kind allocated from the Master Fund	(354,953,964)
Net investment loss allocated from the Master Fund	21,205,673
Early repurchase fees	519,771
Contributions to the Master Fund	(327,518,656)
Withdrawals from the Master Fund	445,902,708
Decrease in receivable from the Master Fund	2,964,982
Decrease in prepaid contributions to the Master Fund	4,230,035
Decrease in prepaids and other assets	229,705
Increase in Servicing Fees payable	419,963
Decrease in accounts payable and accrued expenses	(99,672)

Net cash provided by operating activities	101,511,985

Cash flows from financing activities:
Contributions	322,517,344
Withdrawals	(424,279,329)

Net cash used in financing activities	(101,761,985)

Net decrease in cash and cash equivalents	(250,000)
Cash and cash equivalents at beginning of year	250,000

Cash and cash equivalents at end of year	$—

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements

December 31, 2009

(1) ORGANIZATION

The Endowment Registered Fund, L.P. (the “Registered Fund”), is a limited partnership organized under the laws of the state of Delaware. The Registered Fund was registered and began operations on March 10, 2004 (“Inception”) as a nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Registered Fund was created to serve as a feeder fund for The Endowment Master Fund, L.P. (the “Master Fund”). For convenience, reference to the Registered Fund may include the Master Fund, as the context requires.

The Registered Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Registered Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which invests its assets in a variety of investment vehicles including but not limited to limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange traded funds) and direct investments in marketable securities and derivative instruments. The Master Fund’s financial statements, footnotes and Schedule of Investments, included elsewhere in this report, are an integral part of the Registered Fund’s financial statements that should be read in conjunction with this report. The percentage of the Master Fund’s partnership interests owned by the Registered Fund on December 31, 2009 was 46.52%.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Registered Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Registered Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Registered Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Registered Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Registered Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Registered Fund’s investment program subject to the ultimate supervision of the Board. In addition to investment advisory services, the Adviser also functions as the servicing agent of the Registered Fund (the “Servicing Agent”) and as such provides or procures investor services and administrative assistance for the Registered Fund. The Adviser can delegate all or a portion of its duties as Servicing Agent to other parties, who would in turn act as sub-servicing agents.

Under the Registered Fund’s organizational documents, the Registered Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Registered Fund. In the normal course of business, the Registered Fund enters into contracts with service providers, which also provide for indemnifications by the Registered Fund. The Registered Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Registered Fund. However, based on experience, the Registered Fund expects that risk of loss to be remote.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Registered Fund conform with U.S. generally accepted accounting principles (“GAAP”).

(b) CASH EQUIVALENTS

The Registered Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Registered Fund records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Master Fund.

The Registered Fund records security transactions on a trade-date basis.

Investments that are held by the Registered Fund are marked to estimated fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the statement of operations.

In general, distributions received from Investment Funds are accounted for as a reduction to cost and any proceeds received above the allocated cost basis results in a realized gain. Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The valuation of the Registered Fund’s investments will be determined as of the close of business at the end of any fiscal period, generally monthly. The valuation of the Registered Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Registered Fund’s independent administrator (the “Independent Administrator”). The valuation procedures of the Registered Fund’s underlying investments are reviewed by a committee approved by the Board that was established to oversee the valuation of the Registered Fund’s investments (the “Valuation Committee”), in consultation with the Adviser and the Independent Administrator. The partners’ capital of the Registered Fund will equal the total assets of the Registered Fund, less all of its liabilities, including accrued fees and expenses.

The Registered Fund invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at estimated fair value based on its proportional share of the Master Fund’s net assets. Valuation of the investments held by the Master Fund is discussed in the notes to the Master Fund financial statements included elsewhere in this report.

(e) FAIR VALUE MEASUREMENTS

The Registered Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

The inputs used to determine the fair value of the Registered Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.

•	Level 2—other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—significant unobservable inputs (which may include the Registered Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary categorization, as of December 31, 2009, of the Registered Fund’s investments based on the inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2	LEVEL 3
	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs
Investment	$—	$—	$2,424,858,828

The categorization of the Registered Fund’s investment in the Master Fund as a Level 3 investment does not reflect the fact that many of the underlying investments held by the Investment Funds in which the Master Fund invests, if owned directly by the Registered Fund, would be classified as Level 1 investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment
Balance as of December 31, 2008	$2,209,494,589
Allocated From the Master Fund:
Net Investment Loss	(21,205,673)
Net Realized Loss	(22,627,577)
Change in Unrealized Appreciation/ Depreciation	377,581,541
Net Contributions (Withdrawals)	(118,384,052)

Balance as of December 31, 2009	$2,424,858,828

The net investment loss, net realized loss and change in unrealized appreciation/ depreciation in the table above are reflected in the accompanying Statement of Operations.

(f) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

(g) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Registered Fund bears all expenses incurred in its business, directly or indirectly through its investment in the Master Fund, including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Registered Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Registered Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of the partners; directors fees; all costs with respect to communications to partners; and other types of expenses as may be approved from time to time by the Board. Offering costs are amortized over a twelve-month period or less from the date they are incurred.

(h) INCOME TAXES

The Registered Fund is organized and operated as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Registered Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

The Registered Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Registered Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Registered Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Registered Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2009, the Registered Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by tax authorities.

(i) USE OF ESTIMATES

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates, and such differences may be significant.

(j) ORGANIZATIONAL EXPENSES

The Registered Fund’s organizational expenses (the “Organizational Expenses”) were initially borne by the Adviser or an affiliate thereof and for capital account allocation purposes assumed to be reimbursed, over not more than a 60 month period of time, notwithstanding that such Organizational Expenses were expensed in accordance with GAAP for Registered Fund financial reporting purposes upon commencement of operations.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

(3) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Registered Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Registered Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Registered Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Registered Fund’s limited partnership agreement.

The Registered Fund reserves the right to reject any applications for Interests. The $24,219,365 in contributions received in advance as of December 31, 2009 represents subscriptions for Registered Fund Interests received prior to the January 2010 closing.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Registered Fund, including allocations from the Master Fund, are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Registered Fund, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Registered Fund repurchase all or any portion of an Interest at any time prior to the business day immediately preceding the one-year anniversary of the partner’s purchase of such Interest (or portion thereof) without incurring additional costs including an early repurchase fee. The Adviser, which also serves as the investment adviser of the Master Fund, expects that it will recommend to the Board that the Registered Fund offer to repurchase such Interests each calendar quarter, pursuant to written tenders by partners. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. Since the Registered Fund’s assets are invested in the Master Fund, the ability of the Registered Fund to have its Interests in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy. In addition, the Registered Fund may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Registered Fund.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

(4) INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2009, all of the investments made by the Registered Fund were in the Master Fund.

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Registered Fund may invest either directly or through the Master Fund will trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Registered Fund’s risk of loss in these Investment Funds is limited to the Registered Fund’s pro rata share of the value of the investment in or commitment to such Investment Funds as held directly or through the Master Fund. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

(6) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund will pay the Independent Administrator a monthly administration fee based on the month end partners’ capital of the Master Fund. The Independent Administrator will also provide the Registered Fund and the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The fees for Registered Fund administration will be paid out of the Master Fund’s assets, which will decrease the net profits or increase the net losses of the partners in the Registered Fund.

(7) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund and the Registered Fund, the Master Fund will pay the Adviser an investment management fee equal to 1.00% based on the Master Fund’s partners’ capital at the end of each month. So long as the Registered Fund invests all of its investable assets in the Master Fund, the Registered Fund will not pay the Adviser directly any Investment Management Fee; however, should the Registered Fund not have all of its investments in the Master Fund, it may be charged the 1.00% investment management fee directly. The Registered Fund’s partners bear an indirect portion of the Investment Management Fee paid by the Master Fund. The Investment Management Fee will decrease the net profits or increase the net losses of the Master Fund and indirectly the Registered Fund as the fees reduce the capital accounts of the Master Fund’s partners.

(b) SERVICING FEE

In consideration for providing or procuring investor services and administrative assistance to the Registered Fund, the Adviser will receive a servicing fee (the “Servicing Fee”) equal to 1.00% (on an annualized basis) of each partner’s capital account balance, calculated at the end of each month, payable quarterly in arrears.

The Adviser may engage one or more sub-servicing agents to provide some or all of the services. Compensation to any sub-servicing agent is paid by the Adviser. The Adviser or its affiliates also may pay a fee out of their own resources to sub-servicing agents.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

For the year ended December 31, 2009, $23,758,213 was incurred for Servicing Fees.

(c) PLACEMENT AGENTS

The Registered Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Registered Fund. Salient Capital, L.P., an affiliate of the Adviser, is a broker-dealer who has been engaged by the Registered Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

(8) FINANCIAL HIGHLIGHTS

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
Net investment loss to average partners’ capital[1]	(1.98)%	(1.87)%	(1.55)%	(1.65)%	(1.30)%	[2]
Expenses to average partners’ capital[1]	2.23%	2.23%	2.29%	2.36%	2.15%[2]
Portfolio Turnover[3]	27.40%	29.19%	4.19%	15.31%	12.65%
Total Return[4,5]	13.86%	(24.01)%	16.32%	11.09%	9.53%
Partners’ capital, end of year (in 000’s)	$2,417,997	$2,203,189	$1,482,763	$366,320	$60,282

The above calculations reflect the waiver of the Servicing Fees since Inception of the Registered Fund through June 30, 2005. An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

1

Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the year. Ratios include allocations of net investment loss and expenses from the Master Fund.

2

Had the Servicing Fee waiver not been in effect, the ratio for net investment loss to average partners’ capital would have been (1.73)% for 2005. Without the Servicing Fee waiver, the ratio for expenses to average partners’ capital would have been 2.59% for 2005.

3	The Registered Fund is invested exclusively in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund.
4	Calculated as geometrically linked monthly returns for each month in the year.
5

Calculated including benefit of early repurchase fees in each applicable month. Had these early repurchase fees not been included as income for the purposes of the total return calculation, the total return would have been 13.83% for 2009 and (24.04)% for 2008.

(9) SUBSEQUENT EVENTS

The Registered Fund accepts initial or additional applications for Interests generally as of the first day of the month. Investor subscriptions for interests totaled approximately $24,315,057 and $26,641,952 for January and February 2010, respectively.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

Based on the partners’ capital of the Registered Fund, the Adviser recommended to the Board that a tender offer in an amount of up to $241,000,000 be made for the quarter ending March 31, 2010 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and a tender offer notice with a February 19, 2010 expiration date was mailed to the investors in the Registered Fund.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information

December 31, 2009

(Unaudited)

Directors and Officers

The Registered Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Registered Fund who are responsible for the Registered Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and officers of the Registered Fund may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Director and officer, his or her full name, address and age (as of December 31, 2009), the position held with the Registered Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other directorships held by such Director.

Interested Directors

Name, Address and Age	Position(s) Held with the Registered Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
John A. Blaisdell(1) Age: 49 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co-Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	3	None
Andrew B. Linbeck(1) Age: 45 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co-Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	3	None
A. Haag Sherman(1) Age: 44 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co-Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	3	PlainsCapital Corporation, since 2009

(1)

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P. (“Salient”), which itself is an affiliate of the Registered Fund, the Master Fund, The Endowment TEI Fund, L.P. (the “TEI Fund”), and the Adviser.

(2)	The Fund Complex includes the Registered Fund, the Master Fund and the TEI Fund.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2009

(Unaudited)

Independent Directors

Name, Address and Age	Position(s) Held with the Registered Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
Jonathan P. Carroll Age: 48 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	President of Lazarus Financial LLC (holding company) since 2006; private investor for the prior five years	3	Lazarus Financial LLC, Lazarus Energy Holdings LLC and affiliates, since 2006
Richard C. Johnson Age: 72 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner)	3	None
G. Edward Powell Age: 73 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994)	3	Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009
Scott E. Schwinger Age: 44 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team), 1999	3	The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2009

(Unaudited)

Name, Address and Age	Position(s) Held with Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
Dr. Bernard Harris Age: 52 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since June 2009	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non-profit), since 1998; Clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996	3	U.S. Physical Therapy, Inc., since 2005; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; Monebo Technologies Inc., since 2009; AG Technologies, since 2009; The Harris Foundation, Inc., since 1998; Houston Technology Center, since 2004; Greater Houston Community Foundation, 2004-2009; Communities in Schools, since 2007; ZOO SCORE “Counselors to America’s Small Business”, since 2009; American Telemedicine Association, since 2007; Houston Angel Network, since 2004; BioHouston, since 2006; The National Math and Science Initiative, and Space Agency, since 2008

(1)	The Fund Complex includes the Registered Fund, the Master Fund and the TEI Fund.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2009

(Unaudited)

Officers of the Fund Who Are Not Directors

Name, Address and Age	Position(s) Held with the Registered Fund	Principal Occupation(s) During the Past 5 Years
Roy Washington Age: 58 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer	Chief Counsel, Salient, since 2009, CCO, Salient, since 2007; Managing Director (2006-2007) of and Consultant (2003-2007) with Capital Forensics Consulting, Inc; President of RVW Consulting Group, Inc., 2002-2006
John E. Price Age: 42 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer	Director and Chief Financial Officer, Adviser, since 2003; Partner and Director, Salient, since 2003
Adam L. Thomas Age: 35 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Secretary	Director of Adviser, since 2004; Partner and Director, Salient, since 2002

Compensation for Directors

The Registered Fund, the Master Fund, and the TEI Fund together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $25,000, which is paid quarterly, a fee of $5,000 per Board meeting, a fee of $1,250 per interim meeting, a fee of $1,250 per audit committee meeting to each audit committee member, a fee of $1,250 per Board Valuation Committee meeting to each Board Valuation Committee member and an annual fee of $10,000 for the audit committee chairman, which is paid quarterly. In the interest of retaining Independent Directors of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2009.

Asset Class[1]	Fair Value	%
Arbitrage Strategies	$937,345,030	18.70
Domestic Equity	525,107,783	10.48
Energy	399,136,823	7.96

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2009

(Unaudited)

Asset Class[1]	Fair Value	%
Enhanced Fixed Income	$637,838,355	12.72
International Equity	575,378,776	11.48
Natural Resources	171,215,778	3.42
Opportunistic Equity	696,964,621	13.91
Private Equity	663,839,483	13.24
Real Estate	236,895,695	4.73
Agencies	124,829,071	2.49
Fixed Income	4,790,592	0.10
Call Options Purchased	38,316,894	0.76
Put Options Purchased	650,000	0.01

Total Investments	$5,012,308,901	100.00

1	The complete list of investments is included in the Schedule of Investments of the Master Fund, which is included elsewhere in this report.

Form N-Q Filings

The Registered Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Registered Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Registered Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Registered Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Registered Fund’s private placement memorandum (the “PPM”) includes additional information about directors of the Registered Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

This Page Intentionally Left Blank

the

ENDOWMENT FUND

The Endowment Master Fund, L.P.

Shareholders’ Report

December 31, 2009

Report of Independent Registered Public Accounting Firm

The Board of Directors and Partners

The Endowment Master Fund, L.P.:

We have audited the accompanying statement of assets, liabilities, and partners’ capital of The Endowment Master Fund, L.P. (the “Master Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in partners’ capital for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and investees; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Endowment Master Fund, L.P. as of December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 26, 2010

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2009

Assets
Investments in Investment Funds, at estimated fair value (cost $1,140,528,748)	$1,148,503,109
Investments in affiliated Investment Funds, at estimated fair value (cost $3,100,169,081)	3,393,328,112
Investments in securities, at fair value (cost $475,178,323)	470,477,680

Total investments	5,012,308,901
Cash and cash equivalents	186,148,307
Prepaid contributions to Investment Funds	102,391,759
Interest and dividends receivable	629,640
Interest and dividends receivable from affiliated investments	277,260
Receivable from investments sold	252,007,689
Prepaids and other assets	179,895

Total assets	5,553,943,451

Liabilities and Partners’ Capital
Contributions received in advance	58,488,319
Withdrawals payable	257,471,914
Investment Management Fees payable	13,338,483
Offshore withholding tax payable	9,986,850
Administration fees payable	195,322
Payables to related parties	103,285
Accounts payable and accrued expenses	1,748,344

Total liabilities	341,332,516

Partners’ capital	5,212,610,935

Total liabilities and partners’ capital	$5,553,943,451

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

December 31, 2009

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Cayman Islands
Arbitrage Strategies (0.67% of Partners’ Capital)
Montrica Global Opportunities Fund, L.P.(1)(2)	412,880	$34,747,006
Domestic Equity (0.88% of Partners’ Capital)
Tiedemann/Falconer Partners, L.P.(3)		45,831,080
Energy (0.78% of Partners’ Capital)
BlueGold Global Fund, L.P.(2)		40,398,940
International Equity (4.04% of Partners’ Capital)
Algebris Global Finacials Fund, L.P.(2)		65,902,226
Boyer Allan Greater China Fund, L.P.(3)		33,145,460
S.R. Global Fund—Emerging Markets Portfolio (Class G, L.P.)		37,758,192
S.R. Global Fund—International Portfolio (Class C, L.P.)		73,800,951
Natural Resources (0.27% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.		14,000,000
Private Equity (2.29% of Partners’ Capital)
Carlyle Japan International Partners II, L.P.		518,728
CJIP II Co-Invest, L.P.		63,440
CX Partners Fund, Ltd.(2)		3,526,463
Gavea Investment Fund II A, L.P.		11,106,227
Gavea Investment Fund III, L.P.		41,275,914
Hillcrest Fund, L.P.(3)		1,128,542
Hony Capital Fund 2008, L.P.		1,848,410
India Asset Recovery Fund, L.P.(1)		1,230,253
J.C. Flowers III, L.P.(1)		1,290,790
LC Fund IV, L.P.(2)		3,538,836
New Horizon Capital III, L.P.(2)		4,100,286
Orchid Asia IV, L.P.(1)		7,716,545
Reservoir Capital Partners, L.P.		3,157,838
Tiger Global Private Investment Partners IV, L.P.(1)		7,371,726
Tiger Global Private Investment Partners V, L.P.		7,627,216
Trustbridge Partners II, L.P.(2)		17,645,511
Trustbridge Partners III, L.P.(2)		6,418,556
Real Estate (0.65% of Partners’ Capital)
Forum European Realty Income III, L.P.(2)		3,389,181
Phoenix Asia Real Estate Investments II, L.P.(1)(2)		12,134,290

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2009

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
Cayman Islands (continued)
Real Estate (0.65% of Partners’ Capital) (continued)
Pheonix Real Estate Fund (T) L.P.		$18,552,438

Total Cayman Islands		499,225,045

Guernsey
Private Equity (0.10% of Partners’ Capital)
Mid Europa Fund III LP		5,460,688

Total Guernsey		5,460,688

Republic of Mauritius
Real Estate (0.06% of Partners’ Capital)
Orbis Real Estate Fund I(1)(2)		3,193,918

Total Republic of Mauritius		3,193,918

Scotland
Private Equity (0.03% of Partners’ Capital)
Actis Umbrella Fund, L.P.(1)		1,614,000

Total Scotland		1,614,000

United Kingdom
Private Equity (0.13% of Partners’ Capital)
Darwin Private Equity I, L.P.		2,626,172
Exponent Private Equity Partners II, L.P.		3,935,062
Real Estate (0.10% of Partners’ Capital)
Benson Elliott Real Estate Partners II, L.P.		1,702,943
Patron Capital L.P. II		929,902
Patron Capital L.P. III		2,364,465

Total United Kingdom		11,558,544

United States
Arbitrage Strategies (14.31% of Partners’ Capital)
Black River Commodity Multi-Strategy Fund, LLC		1,647,200
Eton Park Fund, L.P.		69,105,373
Investcorp Silverback Arbitrage Fund, LLC(3)		14,633,092
Kenmont Onshore Fund, L.P.(2)		6,838,268
King Street Capital, L.P.		25,772,946
Magnetar Capital Fund, L.P.(2)		52,835,341
OZ Asia Domestic Partners, L.P.(2)		21,215,327
Paulson Advantage Plus, L.P.		125,991,843
Paulson Partners Enhanced, L.P.(2)		62,076,060

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2009

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Arbitrage Strategies (14.31% of Partners’ Capital) (continued)
PIPE Equity Partners, L.L.C.(3)		$49,160,976
PIPE Select Fund, L.L.C.(3)		54,096,983
PSAM WorldArb Partners, L.P.(2)		40,726,688
Redbrick Capital, L.P.(2)		44,433
Stark Investments Limited Partnership		16,000,193
Stark Select Asset Fund, LLC		5,452,027
Waterstone Market Neutral Fund, L.P.(3)		99,885,299
Whitebox Multi-Strategy Fund, L.P.(2)	82,008	100,198,491
Domestic Equity (6.66% of Partners’ Capital)
Bonanza Partners, L.P.(2)		1,041,811
Contrarian Equity Fund, L.P.(2)		1,165,073
Empire Capital Partners Enchanced, L.P.(3)		26,607,742
HealthCor, L.P.(2)		78,511,767
Ithan Creek Partners, L.P.(2)		62,308,137
Longhorn Onshore Investors, L.P.(2)		40,537,561
Samlyn Onshore Fund, L.P.(2)		94,955,663
Tiger Consumer Partners, L.P.(2)		42,044,130
Energy (6.88% of Partners’ Capital)
ArcLight Energy Partners Fund IV, L.P.(1)		9,500,000
CamCap Resources, L.P.		235,784
Chilton Global Natural Resources Partners, L.P.(2)		65,699,032
EnCap Energy Capital Fund VII-B, L.P.		4,353,593
Encap Energy Infrastructure Fund		945,000
Intervale Capital Fund, L.P.(2)		11,200,495
Merit Energy Partners G, L.P.		4,957,738
NGP Energy Technology Partners II, L.P.		1,025,000
NGP IX Offshore Fund, L.P.		7,973,575
NGP Midstream & Resources, L.P.(1)		9,894,372
Quantum Parallel Partners V, L.P.(1)		1,934,417
Southport Energy Plus Partners, L.P.(2)		108,765,888
TPF II-A, L.P.(1)		13,281,584
The Ospraie Fund, L.P.	31,614	3,775,055
Velite Energy, L.P.(2)		115,196,350
Enhanced Fixed Income (12.04% of Partners’ Capital)
Anchorage Crossover Credit Fund II, L.P.(2)		47,334,946
Ares Enhanced Credit Opportunities Fund, L.P.		13,826,405

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2009

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Enhanced Fixed Income (12.04% of Partners’ Capital) (continued)
BDCM Partners I, L.P.(3)		$56,104,546
Contrarian Capital Fund I, L.P.(2)		114,556,167
Halcyon European Structured Opportunities Fund, L.P.(3)		2,122,848
Harbinger Capital Partners Fund I, L.P.(2)		113,202,487
Investcorp Silverback Opportunistic Convertible Fund, LLC(3)		28,645,035
Morgan Rio Capital Fund, L.P.(3)		10,805,037
Ore Hill Fund II, L.P.(3)		4,631,988
Prospect Harbor Credit Partners, L.P.		43,122,235
Sorin Fund, L.P.(2)		17,775,364
Standard Pacific Credit Opportunities Fund, L.P.(2)		102,139,757
The Rohatyn Group Local Currency Opportunity Partners, L.P.(3)		73,227,160
International Equity (5.43% of Partners’ Capital)
Dabroes Investment Fund L.P.(3)		33,175,396
L-R Global Partners, L.P.		428,445
Middle East North Africa Opportunities Fund, L.P.(3)	5,089	3,679,629
Monsoon India Inflection Fund, L.P.		735,667
Monsoon India Inflection Fund 2, L.P.		1,358,542
Penta Asia Domestic Partners, L.P.		30,095,063
Skopos HG Fund, LLC(2)	262,504	37,290,645
Steel Partners Japan Strategic Fund, L.P.(2)		27,426,237
Taiyo Fund, L.P.		16,559,654
Tarpon All Equities Fund, LLC		36,803,232
Tiger Asia Fund, L.P.		46,053,832
Torrey Pines Fund, LLC(3)		49,520,330
Natural Resources (0.01% of Partners’ Capital)
Tocqueville Gold Partners, L.P.		526,615
Opportunistic Equity (13.37% of Partners’ Capital)
Atlas Institutional Fund, LLC(3)		21,244,645
Corriente Partners, L.P.(2)		42,867,486
Covepoint Emerging Markets Macro Fund, L.P.(2)		63,761,021
Global GT, L.P.		500,010
Global Undervalued Securities Fund (QP), L.P.(2)		38,900,205
GMO Mean Reversion Fund (Onshore), L.P.		35,541,851
Hayman Capital Partners, L.P.(2)		35,978,288

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2009

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Opportunistic Equity (13.37% of Partners’ Capital) (continued)
Horseman Global Fund 2 L.P.(2)		$22,969,662
Miura Global Partners II, L.P.(2)		58,773,242
NWI Explorer Global Macro Fund, L.P.(2)		4,310,311
Pardus European Special Opportunities Fund, L.P.(2)		9,952,831
Passport II, L.P.(2)		58,662,250
R.G. Niederhoffer Global Fund, L.P.(3)		26,594,262
Salem Global Opportunity Fund, L.P.(2)		24,879,678
SCP Sakonnet Fund, L.P.(2)		58,705,338
Tiger Global, L.P.		44,513,459
Valiant Capital Partners, L.P.(2)		94,003,401
Viking Global Equities, L.P.		54,806,681
Private Equity (9.93% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.		14,989,680
Accel-KKR Capital Partners III, L.P.(2)		6,778,000
Advent Latin American Private Equity Fund IV-F, L.P.		5,441,204
Audax Mezzanine Fund II, L.P.(1)		4,759,407
BDCM Opportunity Fund II, L.P.		4,834,445
Brazos Equity Fund II, L.P.(1)		1,916,885
Brazos Equity Fund III, L.P.		20,476
Capital Royalty Partners, L.P.(1)		1,437,127
Carlyle Partners V, L.P.(1)		3,806,876
Catterton Growth Partners, L.P.(2)		6,442,971
CCM Small Cap Value Qualified Fund, L.P.(3)		26,157,599
Chrysalis Ventures III, L.P.		1,158,746
Crosslink Crossover Fund IV, L.P.		1,793,711
Crosslink Crossover Fund V, L.P.		23,022,260
Dace Ventures I, L.P.(2)		1,016,195
Encore Consumer Capital Fund, L.P.		2,217,381
European Divergence Fund, L.P.(3)		89,262,288
Fairhaven Capital Partners, L.P.		2,744,958
GMO Emerging Illiquid Fund, L.P.(1)		8,271,849
Harbinger Capital Partners Special Situations Fund, L.P.		19,291,789
HealthCor Partners Fund, L.P.(2)		3,280,240
Integral Capital Partners VIII, L.P.(2)		16,152,023

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2009

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (9.93% of Partners’ Capital) (continued)
MatlinPatterson Global Opportunities Partners III, L.P.		$8,668,782
Monomoy Capital Partners, L.P.(1)		2,841,107
Paulson Credit Opportunities, L.P.(2)		129,216,188
Pine Brook Capital Partners, LP(1)		7,124,710
Pinto America Growth Fund, L.P.(1)		868,916
Private Equity Investment Fund IV, L.P.(1)(2)		6,971,683
Private Equity Investors Fund V, L.P.(2)		5,980,053
Q Funding III, L.P.(2)		12,921,502
Q4 Funding, L.P.(2)		36,403,334
Saints Capital VI, L.P.(2)		8,114,436
Sanderling Venture Partners VI Co-Investment Fund, L.P.		1,393,121
Sanderling Venture Partners VI, L.P.		1,123,635
Silver Lake Partners III, L.P.		3,038,484
Sterling Capital Partners II, L.P.		1,694,002
Sterling Capital Partners III, L.P.		3,224,594
Sterling Group Partners II, L.P.(1)		1,421,986
Strategic Value Global Opportunities Fund I-A, L.P		6,940,279
Tenaya Capital V, L.P.		2,474,633
The Column Group, L.P.		2,789,605
The Raptor Private Holdings, L.P.	12,072	5,937,266
The Resolute Fund II, L.P.(1)		2,015,801
Trivest Fund IV, L.P.(2)		5,773,050
Tuckerbrook SB Global Distressed Fund I, L.P.(2)		6,667,136
VCFA Private Equity Partners IV, L.P.(1)		2,363,539
VCFA Venture Partners V, L.P.(1)		4,622,350
Voyager Capital Fund III, L.P.		1,119,778
WestView Capital Partners II, L.P.(2)		1,272,200
Real Estate (3.37% of Partners’ Capital)
Aslan Realty Partners III, L.L.C.		518,930
CRM Windridge Partners, L.P.(2)		15,288,746
Cypress Realty VI, L.P.		5,110,848
DaVinci Corporate Opportunity Partners, L.P.(1)		373,432
GTIS Brazil Real Estate Fund (Brazilian Real), LP(2)		6,902,006
ING Clarion Global, L.P.(2)		36,189,695

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2009

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Real Estate (3.37% of Partners’ Capital) (continued)
Monsoon Infrastructure & Realty Co-Invest, L.P.(2)		$10,601,602
MONY/Transwestern Mezzanine Realty Partners II, L.L.C.		521,600
Northwood Real Estate Co-Investors L.P.		268,844
Northwood Real Estate Partners L.P.		765,049
Oak Hill REIT Plus Fund, L.P.(2)		12,704,167
Parmenter Realty Fund III, L.P.(1)		6,589,553
Square Mile Partners III L.P.		5,059,497
TCW Special Mortgage Credits Fund II, L.P.(1)		71,457,318
Transwestern Mezzanine Realty Partners III, L.L.C.(2)		739,500
Woodbourne Daybreak Global Fund L.P.(2)		2,499,513

Total United States		3,753,070,770

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies		4,274,122,965	82.00%

Passive Foreign Investment Companies
Bermuda Limited Liability Company
Private Equity (0.25% of Partners’ Capital)
El Tejar Limited		12,860,000

Total Bermuda Limited Liability Company		12,860,000

Cayman Companies Limited by Shares
Arbitrage Strategies (2.81% of Partners’ Capital)
CRC Global Structured Credit Fund Ltd.(2)	41,819	56,051,925
Overseas CAP Partners, Inc.(3)	60,228	90,211,691
International Equity (0.99% of Partners’ Capital)
Quorum Fund Limited(2)	349,876	17,140,272
The Russian Prosperity Fund(2)	1,056,068	34,681,260
Natural Resources (0.18% of Partners’ Capital)
Ospraie Special Opportunities (Offshore) Ltd.		9,579,616

Total Cayman Companies Limited by Shares		207,664,764

Republic of Mauritius
International Equity (0.57% of Partners’ Capital)
India Capital Fund Ltd.(2)	597,747	29,823,743

Total Republic of Mauritius		29,823,743

Total Passive Foreign Investment Companies		250,348,507	4.80%

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2009

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Private Corporations
United States
Real Estate (0.33% of Partners’ Capital)
Legacy Partners Realty Fund II, Inc		$1,518,885
Legacy Partners Realty Fund III, Inc		312,086
Net Lease Private REIT V, Inc(1)		1,543,669
Net Lease Private REIT VI, Inc(1)		3,985,109
Net Lease Private REIT VII, Inc(1)(2)		5,000,000
Net Lease Private REIT VII-A, Inc(1)(2)		5,000,000

Total United States		17,359,749

Total Private Corporations		17,359,749	0.33%

Total Investments in Investment Funds (Cost $4,240,697,829)		4,541,831,221	87.13%

Investments in Securities
Investments in Registered Investment Companies
Exchange Traded Funds
United States
Agencies (2.39% of Partners’ Capital)
iShares Barclays 20+ Year Treasury Bond Fund(1)	1,338,996	124,829,071
Domestic Equity (1.32% of Partners’ Capital)
iShares Russell 1000 Growth Index Fund(1)	931,290	46,424,806
Ultrashort Russell 2000 ProShares(1)	878,650	22,133,194
Natural Resources (2.07% of Partners’ Capital)
Market Vectors Gold Miners ETF(1)	797,662	36,859,961
SPDR Gold Trust	663,956	71,249,118

Total United States		301,496,150

Total Exchange Traded Funds		301,496,150	5.78%

Open End Funds
United States
Arbitrage Strategies (0.21% of Partners’ Capital)
Fidelity Convertible Securities Fund(1)	488,710	10,653,868
Domestic Equity (1.22% of Partners’ Capital)
Hussman Strategic Growth Fund(1)	4,972,365	63,546,819
Enhanced Fixed Income (0.20% of Partners’ Capital)
Fidelity Floating Rate High Income Fund(1)	1,099,296	10,344,380
Fixed Income (0.09% of Partners’ Capital)
Wasatch Hoisington US Treasury Fund(1)	337,603	4,790,592
Natural Resources (0.75% of Partners’ Capital)
The Tocqueville Gold Fund	678,623	39,000,468

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2009

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Investments in Registered Investment Companies (continued)
Open End Funds (continued)
United States (continued)
Real Estate (0.03% of Partners’ Capital)
Ultrashort Real Estate ProShares	224,100	$1,678,509

Total United States		130,014,636

Total Open End Funds		130,014,636	2.50%

Total Investments in Registered Investment Companies		431,510,786	8.28%

Call Options Purchased
United States (0.74% of Partners’ Capital)
CMS Capital- 10 Year One Look Cap (OTC)
10 Year USD Swap Rate
(Strike Rate 5.50%, Expiration 05/01/19)	$1,079,000,000	11,145,086
CMS Capital- 10 Year One Look Cap (OTC)
10 Year USD Swap Rate
(Strike Rate 5.62%, Expiration 05/02/19)	$714,285,714	7,074,512
CMS Capital- 10 Year One Look Cap (OTC)
10 Year USD Swap Rate
(Strike Rate 6.50%, Expiration 05/01/19)	$1,350,000,000	10,284,130
CMS Capital- 10 Year One Look Cap (OTC)
10 Year USD Swap Rate
(Strike Rate 6.62%, Expiration 05/02/19)	$877,192,983	6,438,166
PowerShares DB US Dollar Index Bullish Fund
(Strike Price $24.00, Expiration 03/20/10)	135,000	3,375,000

Total United States		38,316,894

Total Call Options Purchased		38,316,894	0.74%

Put Options Purchased
United States (0.01% of Partners’ Capital)
Domestic Equity
iShares Russell 2000 Index Fund
(Strike Price $54.00, Expiration 01/16/10)	27,000	270,000
International Equity
iShares MSCI Emerging Markets Index Fund
(Strike Price $35.00, Expiration 01/16/10)	38,000	190,000
Natural Resources
Market Vectors Gold Miners ETF
(Strike Price $38.00, Expiration 01/16/10)	15,000	90,000

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2009

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Put Options Purchased (continued)
United States (0.01% of Partners’ Capital) (continued)
Natural Resources (continued)
SPDR Gold Trust
(Strike Price $95.00, Expiration 01/16/10)	20,000	$100,000

Total United States		650,000

Total Put Options Purchased		650,000	0.01%

Total Investments in Securities (Cost $475,178,323)		470,477,680	9.03%

Total Investments (Cost $4,715,876,152)		$5,012,308,901	96.16%

The Master Fund’s total outstanding capital commitments to Investment Funds as of December 31, 2009 were $951,813,066. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All securities are non-income producing unless noted with a (1).

Refer to Note 4, Investments in Portfolio Securities, for information regarding the liquidity of the Master Fund’s investments.

*	Shares, par value, notional amounts or contracts is listed for each investment if it is applicable for that investment type.
(1)	Income producing security.
(2)	Affiliated investments.
(3)	Affiliated investments for which ownership exceeds 25%.

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Operations

Year Ended December 31, 2009

Investment income:
Dividend income (net of foreign withholding tax of $80,196)	$10,486,042
Interest income	848,756
Dividend income from affiliated investments	904,260
Interest income from affiliated investments	245,291

Total investment income	12,484,349

Expenses:
Investment Management Fees	50,501,255
Administration fees	2,329,428
Legal fees	740,497
Professional fees	1,083,443
Custodian fees	534,398
Directors fees	345,500
Offshore withholding tax expense	2,430,958
Other expenses	1,932,236

Total expenses	59,897,715

Net investment loss	(47,413,366)

Net realized and unrealized gain (loss) from investments, affiliated investments, foreign currency transactions, options and redemptions in-kind:
Net realized loss from investments, foreign currency transactions and options	(15,724,902)
Net realized loss from redemptions in-kind	(2,297,799)
Net realized loss from affiliated investments and foreign currency transactions	(28,864,561)
Change in unrealized appreciation/depreciation from investments	799,921,746

Net realized and unrealized gain from investments, affiliated investments, foreign currency transactions, options and redemptions in-kind	753,034,484

Net increase in partners’ capital resulting from operations	$705,621,118

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Changes in Partners’ Capital

Years Ended December 31, 2008 and December 31, 2009

Partners’ capital at December 31, 2007	$3,269,968,680
Contributions	3,111,597,819
Withdrawals	(366,685,155)
Net decrease in partners’ capital resulting from operations:
Net investment loss	(55,604,043)
Net realized loss from investments, options sold, not yet purchased and foreign currency transactions	(331,392,248)
Net realized loss from affiliated investments	(19,691,837)
Change in unrealized appreciation/depreciation from investments	(945,007,976)

Net decrease in partners’ capital resulting from operations	(1,351,696,104)

Partners’ capital at December 31, 2008	4,663,185,240

Contributions	714,436,768
Withdrawals	(870,632,191)
Net increase in partners’ capital resulting from operations:
Net investment loss	(47,413,366)
Net realized loss from investments, foreign currency transactions and options	(15,724,902)
Net realized loss from redemptions in-kind	(2,297,799)
Net realized loss from affiliated investments and foreign currency transactions	(28,864,561)
Change in unrealized appreciation/depreciation from investments	799,921,746

Net increase in partners’ capital resulting from operations	705,621,118

Partners’ capital at December 31, 2009	$5,212,610,935

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Cash Flows

Year Ended December 31, 2009

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$705,621,118
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(1,375,338,564)
Proceeds from disposition of investments	1,493,223,429
Net realized loss from investments, foreign currency transactions and options	15,724,902
Net realized loss from redemptions in-kind	2,297,799
Net realized loss from affiliated investments and foreign currency transactions	28,864,561
Change in unrealized appreciation/depreciation from investments	(799,921,746)
Decrease in prepaid contributions to Investment Funds	62,608,241
Increase in interest and dividends receivable	(108,673)
Decrease in interest and dividends receivable from affiliated investments	139,604
Decrease in receivable from investments sold	93,111,921
Increase in prepaids and other assets	(45,394)
Increase in Investment Management Fees payable	1,210,436
Decrease in offshore withholding tax payable	(3,216,474)
Decrease in administration fees payable	(293,623)
Increase in payable to related parties	61,309
Increase in accounts payable and accrued expenses	572,803

Net cash provided by operating activities	224,511,649

Cash flows from financing activities:
Contributions	712,740,444
Withdrawals	(832,977,951)

Net cash used in financing activities	(120,237,507)

Net increase in cash and cash equivalents	104,274,142
Cash and cash equivalents at beginning of year	81,874,165

Cash and cash equivalents at end of year	$186,148,307

Supplemental schedule of cash activity:
Cash paid for interest	$12,479
Cash paid for offshore withholding taxes	16,221,914
Supplemental schedule of noncash activity:
Redemptions in-kind (Cost $16,601,081)	$14,303,282

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements

December 31, 2009

(1) ORGANIZATION

The Endowment Master Fund, L.P. (the “Master Fund”) is a limited partnership organized under the laws of the state of Delaware. The Master Fund began operations in April 2003 (“Inception”). The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently seven feeder funds.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund pursues its investment objective by investing its assets in a variety of investment vehicles including but not limited to limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange traded funds) and direct investments in marketable securities and derivative instruments. The Master Fund is primarily a “fund of funds” and is intended to afford investors the ability to invest in a multi-manager portfolio, exhibiting a variety of investment styles and philosophies, in an attempt to achieve positive risk-adjusted returns over an extended period of time. The Master Fund’s investments are managed by a select group of investment managers identified by the Adviser, as hereinafter defined, to have investments that when grouped with other investments of the Master Fund result in a portfolio that is allocated more broadly across markets, asset classes, and risk profiles.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“GAAP”).

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records security transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold but not yet purchased, are marked to estimated fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

In general, distributions received from Investment Funds are accounted for as a reduction to cost and any proceeds received above the allocated cost basis results in a realized gain. Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The valuation of the Master Fund’s investments will be determined as of the close of business at the end of any fiscal period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Independent Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser’s Valuation Committee (as defined below) of the Master Fund’s valuation policies that the Board of the Master Fund has approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Investment Funds.

The Board has also authorized the establishment of a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser’s Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the Investment Funds’ valuation methodologies, valuation determinations, and any information provided to the Adviser’s Valuation Committee by the Adviser or the Independent Administrator.

Investments held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are ordinarily carried at estimated fair value based on the valuations provided to the Independent Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser’s Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Master Fund’s valuations utilize the available financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser’s Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value interests at net asset value as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect estimated fair value. Because of the inherent uncertainty of valuation, this estimated fair value may significantly differ from the value that would have been used had a ready market for the investments in Investment Funds existed and such differences may be significant. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE—Securities listed 1) on one or more of the national securities exchanges or the OTC Bulletin Board are valued at the last reported sales price on the date of determination; and 2) on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”), at the close of trading on the primary exchanges or markets where such securities are traded for the business day as of which such value is being determined. If the last reported sales price or the NOCP is not available, the securities are valued at the mean between the “bid” and “ask” prices at the close of trading on that date. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the valuation date of the Master Fund’s net asset value that would materially affect the value of the security and the net asset value of the Master Fund, the value of such security and the net asset value of the Master Fund will be adjusted to reflect the change in the estimated value of the security.

•	OPTIONS—Options that are listed on a securities exchange or traded over-the-counter are valued at the mean between the closing “bid” and “ask” prices for such options on the date of determination.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures.

•

OTHER—Where no value is readily available from an Investment Fund or other security or where a value supplied by an Investment Fund is deemed not to be indicative of the Investment Fund’s value, the Adviser’s Valuation Committee and/or the Board Valuation Committee, in consultation with the Independent Administrator or the Adviser will determine, in good faith, the estimated fair value of the Investment Fund or security.

•

FOREIGN CURRENCY TRANSACTIONS—The accounting records of the Master Fund are maintained in U.S. dollars. Investments of the Master Fund denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

sales of investments and income and expense items denominated in foreign securities are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not isolate the realized or unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments.

(e) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.

•	Level 2—other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those securities.

When determining the fair value of the Master Fund’s investments, additional consideration is given to those assets or liabilities that have experienced a decrease in volume or level of activity in the primary market in which such investments normally trade (if any) for which circumstances have been identified that indicate that transactions in such markets may not be orderly.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

The following is a summary categorization, as of December 31, 2009, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1 Quoted Prices	LEVEL 2 Other Significant Observable Inputs	LEVEL 3 Significant Unobservable Inputs	Total
	Investment Securities	Investment Securities	Investment Funds	Investments
Assets
Limited Partnerships, Exempted Limited
Partnerships and Limited Liability Companies
Arbitrage Strategies	—	—	$780,427,546	$780,427,546
Domestic Equity	—	—	393,002,964	393,002,964
Energy	—	—	399,136,823	399,136,823
Enhanced Fixed Income	—	—	627,493,975	627,493,975
International Equity	—	—	493,733,501	493,733,501
Natural Resources	—	—	14,526,615	14,526,615
Opportunistic Equity	—	—	696,964,621	696,964,621
Private Equity	—	—	650,979,483	650,979,483
Real Estate	—	—	217,857,437	217,857,437
Passive Foreign Investment Companies
Arbitrage Strategies	—	—	146,263,616	146,263,616
International Equity	—	—	81,645,275	81,645,275
Natural Resources	—	—	9,579,616	9,579,616
Private Equity	—	—	12,860,000	12,860,000
Private Corporations
Real Estate	—	—	17,359,749	17,359,749
Investments in Registered Investment Companies
Arbitrage Strategies	$10,653,868	—	—	10,653,868
Agencies	124,829,071	—	—	124,829,071
Domestic Equity	132,104,819	—	—	132,104,819
Enhanced Fixed Income	10,344,380	—	—	10,344,380
Fixed Income	4,790,592	—	—	4,790,592
Natural Resources	147,109,547	—	—	147,109,547
Real Estate	1,678,509	—	—	1,678,509
Call Options Purchased	—	38,316,894	—	38,316,894
Put Options Purchased	650,000	—	—	650,000

Total Assets	$432,160,786	38,316,894	$4,541,831,221	$5,012,308,901

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, would be classified as Level 1 investments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments
	Balance as of December 31, 2008	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Gross Purchases	Gross (Sales)	Balance as of December 31, 2009
Investments
Limited Partnerships, Exempted Limited
Partnerships and Limited Liability Companies
Arbitrage Strategies	$778,186,928	$34,843,147	$140,322,997	$133,723,463	$(306,648,989)	$780,427,546
Domestic Equity	366,450,287	(16,511,223)	59,124,888	78,774,765	(94,835,753)	393,002,964
Energy	297,835,081	4,846,248	95,338,869	67,864,194	(66,747,569)	399,136,823
Enhanced Fixed Income	712,823,535	28,542,419	146,565,079	130,238,588	(390,675,646)	627,493,975
International Equity	417,914,507	(50,487,834)	122,625,461	80,000,000	(76,318,633)	493,733,501
Natural Resources	6,900,383	—	2,775,326	4,850,906	—	14,526,615
Opportunistic Equity	450,958,373	313,173	22,032,573	273,546,549	(49,886,047)	696,964,621
Private Equity	494,486,978	2,854,020	69,551,886	157,384,895	(73,298,296)	650,979,483
Real Estate	236,660,636	(12,372,752)	22,663,618	48,375,666	(77,469,731)	217,857,437
Passive Foreign Investment Companies
Arbitrage Strategies	114,277,935	—	16,985,681	15,000,000	—	146,263,616
International Equity	40,163,837	(13,111,120)	61,481,438	10,000,000	(16,888,880)	81,645,275
Natural Resources	9,438,103	—	141,513	—	—	9,579,616
Private Equity	9,700,000	—	3,160,000	—	—	12,860,000
Real Estate	7,019,400	(3,710,112)	2,980,600	—	(6,289,888)	—
Private Corporations
Real Estate	22,091,745	—	(8,768,056)	4,036,060	—	17,359,749

Total Investments	$3,964,907,728	$(24,794,034)	$756,981,873	$1,003,795,086	$(1,159,059,432)	$4,541,831,221

The net realized gain (loss) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/ depreciation from Level 3 investments held at December 31, 2009 is $723,282,372.

(f) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

(g) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of the partners; directors fees; all costs with respect to communications to partners; transfer taxes, offshore withholding taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board. Offering costs are amortized over a twelve-month period or less from the date they are incurred.

(h) INCOME TAXES

The Master Fund is organized and operated as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund may serve as withholding agent for its offshore feeder funds.

The Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2009, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by tax authorities.

(i) USE OF ESTIMATES

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Master Fund may purchase or sell options as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives. The Master Fund has invested in call and put option contracts during the year to adjust its exposure to potential changes in interest rates and to better manage risk related to certain strategies in the Master Fund’s Portfolio. The Master Fund’s direct investments in derivatives during the year ended December 31, 2009, consisted of the purchase, sale, execution and expiration of call and put options.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

Investment Funds in which the Master Fund invests will purchase and sell derivative securities and other financial instruments. The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of December 31, 2009 and where such derivatives are recorded:

	Asset Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities	Total Fair Value
Options Contracts
Equity and Commodity Exposure:	Investments in Securities, at fair value	$650,000
Interest Rate Exposure:	Investments in Securities, at fair value	38,316,894

The following is a summary of the effect of the Master Fund’s direct investments in derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Primary Risk Exposure	Location of Gain (Loss) from Derivatives Recognized in Income	Realized Gain from Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation from Derivatives Recognized in Income
Options Contracts
Equity and Commodity Exposure:	Net realized and unrealized gain (loss) from investments, affiliated investments, foreign currency transactions, options and redemptions in-kind	$2,990,490	$(20,587,945)

Interest Rate Exposure:	Net realized and unrealized gain (loss) from investments, affiliated investments, foreign currency transactions, options and redemptions in-kind	—	7,032,449

Volume of Derivative Activity

The monthly average fair value for the call and put options was $35,151,391 for the year ended December 31, 2009.

(k) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September 2009, the Financial Accounting Standards Board issued Accounting Standards Update 2009-12 to ASC 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASU 2009-12”), which became effective for interim and annual periods ending after December 15, 2009. ASU 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the “NAV”) of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Master Fund

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of the investments held by the Master Fund and their attributes as of December 31, 2009, that may qualify for these valuations are shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life *	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Arbitrage Strategies (a)	Investments in a variety of securities with the intent of profiting from relative changes in the price of a set of securities, currencies or commodities.	$926,691	N/A	N/A	Daily - Annually	0-92	0-2 years; up to 5% redemption fee
Domestic Equity (b)	Investments in equity securities issued by U.S. companies.	393,003	N/A	N/A	Monthly - Annually	7-90	0-3 years; up to 7% redemption fee
Energy (c)	Investments in securities issued by companies in the energy sector.	399,137	$151,600	up to 15 years	Monthly - Quarterly	30-90	0-15 years; up to 5% redemption fee
Enhanced Fixed Income (d)	Investments in non-traditional fixed income securities.	627,494	N/A	N/A	Monthly - Rolling 3 years	0-185	0-3 years; up to 5% redemption fee
International Equity (e)	Investments in equity securities issued by foreign companies.	575,379	N/A	N/A	Monthly - Rolling 3 years	7-90	0-3 years; up to 7.5% redemption fee
Natural Resources (f)	Investments with exposure to non-energy natural resources.	24,106	13,200	up to 10 years	Quarterly	90-180	0-10 years; up to 3% redemption fee
Opportunistic Equity (g)	Investments in a variety of global markets across all security types.	696,965	N/A	N/A	Monthly - Bi-Annually	5-180	0-4 years; up to 5 % redemption fee
Private Equity (h)	Investments in nonpublic companies.	663,839	554,400	up to 10 years	Quarterly - Annually	45-180	0-10 years; up to 3% redemption fee
Real Estate (i)	Investments in REIT’s, private partnerships, and various real estate related mortgage securities.	235,217	232,600	up to 10 years	Monthly - Quarterly	45-60	0-10 years; up to 3% redemption fee
		$4,541,831	$951,800

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

The Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security and for Investment Funds, would generally be the net asset value as provided by the fund or its administrator. For each of the categories below, the fair value of the Investment Funds has been estimated using the net asset value of the Investment Funds.

(a)

This category includes Investment Funds that invest using two primary Styles (Event-Driven and Relative Value). Event-Driven strategies typically will include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). Relative Value strategies may include long and short positions in common and preferred equity,

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

convertible securities, and various forms of senior and junior (typically unsecured) debt. Investments under this style may also include index options, options on futures contracts, and other derivatives.

(b)

This category includes Investment Funds that invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on one of the major U.S. stock exchanges.

(c)

This category includes Investment Funds that invest primarily in publicly-traded securities issued by companies in the energy sector, private investments in energy-related assets or companies, and futures in energy commodity markets. The Investment Funds include private funds which may hold long/ short equities, commodity trading advisors (“CTAs”) trading contracts on energy related commodities, mutual funds or exchange-traded funds, and private partnerships with private investments in their portfolios. The estimated remaining life of the investments in this asset class is greater than six years.

(d)

This category includes Investment Funds that invest primarily in the following sectors: secured leveraged loans, high yield bonds, distressed debt, structured credit, and global debt (typically less efficient areas of the global fixed income markets than traditional fixed income strategies). Generally these sectors may be heavily weighted to certain industries such as telecom and technology with lower credit rating ranges (including leveraged buyouts), may include distressed debt strategies and may include restricted securities and securities that may not be registered for which a market may not be readily available.

(e)

This category includes Investment Funds that invest primarily in publicly-traded equity securities issued by foreign companies or securities issued on U.S. stock exchanges that represent ownership of a foreign corporation.

(f)

This category includes Investment Funds that invest in assets with exposure to non-energy natural resources, including gold and other precious metals, industrial metals, and agricultural commodities. The Investment Funds may include private funds invested in long/ short equities; CTA’s trading contracts on agricultural commodities and private partnerships with private investments in their portfolios. The estimated remaining life of the investments in this asset class is greater than six years.

(g)

This category includes Investment Funds that invest in all global markets and across all security types including equities, fixed income, commodities, currencies, futures, and exchange-traded funds. Investment Funds in this category are typically private funds and may include global long/ short equity funds, global macro funds, and CTA’s.

(h)

This category includes private equity funds that invest primarily in companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount. Less than a quarter of the investments in this asset class have an estimated remaining life of less than three years; the majority of the remaining investments in this asset class have an estimated remaining life of greater than six years.

(i)

This category includes Investment Funds that invest in a) registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate. Less than a fifth of the investments in this asset class have an estimated remaining life of between three and six years; the remaining investments in this asset class have an estimated remaining life of greater than six years.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

(3) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement. The Master Fund reserves the right to reject any applications for subscription of Interests.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Master Fund are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. However, the Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests each calendar quarter, pursuant to written tenders by partners. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

(4) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

As of December 31, 2009, the Master Fund held investments in Investment Funds and securities. The $102,391,759 in prepaid contributions to Investment Funds as of December 31, 2009 represents funding of a portion of the January 2010 investments in such funds. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners or advisers in the form of management fees of up to 2.5% annually of monthly average net assets. In addition, many Investment Funds also provide for performance incentive fees/allocations of up to 25% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain investment managers. These management fees and incentive fees are in addition to the management fees charged by the Master Fund.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

For the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $1,317,646,094 and $1,449,826,268, respectively.

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until well after year end. The book cost and tax cost of the Master Fund’s investments as of December 31, 2008 was $4,880,651,489 and $5,262,384,153, respectively. The Master Fund’s book cost as of December 31, 2009 was $4,715,876,152 resulting in accumulated net unrealized appreciation of $296,432,749 consisting of $747,967,205 in gross unrealized appreciation and $451,534,456 in gross unrealized depreciation.

During the year ended December 31, 2009, certain investments were transferred in-kind in connection with the sale of investments. The fair value of these investments transferred-in-kind and related cost and realized gain (loss) are as follows:

Investments Transferred In-Kind	Shares Received	Fair Value	Cost	Realized Gain (Loss) on Transfers In-Kind
Cardionet, Inc.	1,372	$36,193	$21,609	$14,584
Stark Select Asset Fund, LLC	—	10,394,759	13,405,335	(3,010,576)
PIPE Select Fund, L.L.C.	—	3,872,330	3,174,137	698,193

		$14,303,282	$16,601,081	$(2,297,799)

In general, most of the Investment Funds in which the Master Fund invests, other than Investment Funds investing primarily in private equity, energy and real estate transactions, provide for periodic redemptions ranging from monthly to annually, after a notice period, with lock-up provisions usually for a period of up to four years. Investment Funds may, depending on the Investment Fund’s governing documents, have the ability to deny or delay a redemption request.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

(b) INVESTMENT FUND LIQUIDITY

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, lock-ups, notice periods and early redemption fees. The Master Fund’s investments are categorized in three levels of liquidity, as determined by the Master Fund. The categories and percent of investments in each are as follows at December 31, 2009:

Liquidity Categories	Percentage of Investments	Category Definition
Category 1 Funds	65.20%	Securities or Investment Funds that have at least quarterly withdrawal rights after a maximum two-year lock up period.
Category 2 Funds	10.00%	Investment Funds that have at least annual withdrawal rights after a maximum three-year lock up period.
Category 3 Funds	24.80%

Investment Funds that do not meet the definition of Category 1 or 2 Funds. This may include investments for which redemptions can only occur as the underlying portfolio’s assets or investments are liquidated.

	100.00%

The expiration or implementation of lock-up periods on Master Fund investments in an Investment Fund could result in such investments moving from one liquidity category to another.

(c) AFFILIATED INVESTMENT FUNDS

At December 31, 2009, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns more than 5% of the Investment Funds’ total net assets. The activity resulting from investments in these funds, including interest and dividend payments as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated Investment Funds (including 2009 activity) is shown below:

				2009 Activity				2009 Activity
Investment Funds	Shares 12/31/2008	Shares 12/31/2009	Fair Value 12/31/2008	Cost of Purchases	Cost of Sales*	Change in Appreciation/ Depreciation	Fair Value 12/31/2009	Interest/ Dividend Income	Realized Gain/(Loss) on Investments and Foreign Currency Transactions
Accel-KKR Capital Partners III, L.P.			$4,792,904	$2,137,228	—	$(152,132)	$6,778,000
Ajeej MENA Fund	213,420	—	14,126,141	—	$16,751,043	2,624,902	—		$(13,248,957)
Algebris Global Financials Fund, L.P.			43,250,833	10,000,000	—	12,651,393	65,902,226
Anchorage Crossover Credit Fund II, L.P.			36,252,650	84,580,948	100,000,000	26,501,348	47,334,946		15,419,053
Anchorage Short Credit Fund, L.P.			95,709,165	—	49,733,448	(45,975,717)	—		(9,383,142)
Atlas Institutional Fund, LLC			—	20,000,000	—	1,244,645	21,244,645

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

				2009 Activity				2009 Activity
Investment Funds	Shares 12/31/2008	Shares 12/31/2009	Fair Value 12/31/2008	Cost of Purchases	Cost of Sales*	Change in Appreciation/ Depreciation	Fair Value 12/31/2009	Interest/ Dividend Income	Realized Gain/(Loss) on Investments and Foreign Currency Transactions
BDCM Partners I, L.P.			$54,263,547	—	—	$1,840,999	$56,104,546
Benson Elliot Real Estate Partners III, L.P.***			—	—	—	—	—
BlueGold Global Fund, L.P.			—	$40,000,000	—	398,940	40,398,940
Bonanza Partners, L.P.			4,263,370	—	$2,978,533	(243,026)	1,041,811		$(3,021,763)
Boyer Allan Greater China Fund, L.P.			27,852,646	—	—	5,292,814	33,145,460
Catterton Growth Partners, L.P.			3,665,483	3,152,764	334,513	(40,763)	6,442,971
CCM Small Cap Value Qualified Fund, L.P.			4,506,912	10,142,631	—	11,508,056	26,157,599
Chilton Global Natural Resources Partners, L.P.			48,909,483	—	—	16,789,549	65,699,032
Contrarian Capital Fund I, L.P.			73,830,500	5,791,422	—	34,934,245	114,556,167
Contrarian Equity Fund, L.P.			2,482,038	—	159,437	(1,157,528)	1,165,073		827,147
Corriente Partners, L.P.			80,242,542	—	—	(37,375,056)	42,867,486
Covepoint Emerging Markets Macro Fund, L.P.			32,714,019	10,000,000	—	21,047,002	63,761,021
CRC Global Structured Credit Fund, Ltd.	41,819	41,819	58,849,774	—	—	(2,797,849)	56,051,925
CRM Windridge Partners, L.P.			—	15,000,000	—	288,746	15,288,746
Criterion Institutional Partners, L.P.			12,405,432	9,774,765	24,724,523	2,544,326	—		3,749,758
CX Partners Fund, Ltd.			—	4,114,614	—	(588,151)	3,526,463
Dabroes Investment Fund LP			9,481,494	25,000,000	—	(1,306,098)	33,175,396
Dace Ventures I, L.P.			1,038,927	337,807	—	(360,539)	1,016,195
Diamond Hill Investment Partners II, L.P.			30,247,231	—	29,094,459	(1,152,772)	—		(11,945,166)
Empire Capital Partners Enhanced, L.P.			18,864,453	—	—	7,743,289	26,607,742
European Divergence Fund, L.P.			183,548,935	—	59,285,310	(35,001,337)	89,262,288
Ferox Japan Fund Limited			8,702,389	—	7,833,650	(868,739)	—		(2,166,350)
Forum European Realty Income III L.P.			2,075,822	1,718,692	—	(405,333)	3,389,181
FrontPoint Onshore Healthcare Fund 2X, L.P.			8,430,585	—	10,545,530	2,114,945	—		545,530
Global Undervalued Securities Fund (QP), L.P.			50,052,796	—	20,000,000	8,847,409	38,900,205		5,690,848
Gradient Europe Fund, L.P.			8,595,584	—	8,304,768	(290,816)	—		(23,695,232)
GTIS Brazil Real Estate Fund (Brazilian Real) LP			1,441,597	3,794,122	—	1,666,287	6,902,006
Halcyon European Structured Opportunities Fund, L.P.			17,556,591	—	11,409,574	(4,024,169)	2,122,848		(22,454,276)
Harbinger Capital Partners Fund I, L.P.			78,080,706	—	—	35,121,781	113,202,487
Hayman Capital Partners, L.P.			41,851,331	—	—	(5,873,043)	35,978,288
HealthCor, L.P. **			46,459,496	25,000,000	—	7,052,271	78,511,767
HealthCor Partners Fund, L.P.			2,436,471	706,087	4,926	142,608	3,280,240
Hillcrest Fund, L.P.			96,794	1,778,269	—	(746,521)	1,128,542
HomeField Partners, L.P.			16,357,040	—	16,036,882	(320,158)	—		(963,118)
Horseman Global Fund 2, L.P.			—	30,000,000	—	(7,030,338)	22,969,662
India Capital Fund, Ltd.	187,107	597,747	4,744,728	10,000,000	137,837	15,216,852	29,823,743
ING Clarion Global, L.P.			39,908,540	—	10,000,000	6,281,155	36,189,695		1,073,326
ING Clarion U.S., L.P.			41,613,957	—	46,971,946	5,357,989	—		4,552,000
Integral Capital Partners VIII, L.P.			11,799,122	—	—	4,352,901	16,152,023
Intervale Capital Fund, L.P.			6,122,675	5,914,480	—	(836,660)	11,200,495
Investcorp Silverback Arbitrage Fund, LLC			—	14,283,002	—	350,090	14,633,092
Investcorp Silverback Opportunistic Convertible Fund, LLC			—	25,000,000	14,283,002	17,928,037	28,645,035		7,265,216
Ithan Creek Partners, L.P.			50,395,785	—	—	11,912,352	62,308,137
Kenmont Onshore Fund, L.P.			12,570,773	—	5,295,399	(437,106)	6,838,268		(1,634,861)
LC Fund IV, L.P.			677,387	2,428,207	—	433,242	3,538,836
Longhorn Onshore Investors, L.P.			46,131,502	—	—	(5,593,941)	40,537,561
Magnetar Capital Fund, L.P.			51,060,520	—	6,000,000	7,774,821	52,835,341		(1,246,574)

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

				2009 Activity				2009 Activity
Investment Funds	Shares 12/31/2008	Shares 12/31/2009	Fair Value 12/31/2008	Cost of Purchases	Cost of Sales*	Change in Appreciation/ Depreciation	Fair Value 12/31/2009	Interest/ Dividend Income	Realized Gain/(Loss) on Investments and Foreign Currency Transactions
Middle East North Africa Opportunities Fund, L.P.	54,686	5,089	$39,818,048	—	$33,062,177	$(3,076,242)	$3,679,629		$(16,848,852)
Miura Global Partners II, L.P.			62,106,527	—	—	(3,333,285)	58,773,242
Monsoon Infrastructure & Realty Co-Invest, L.P.			5,375,000	$1,050,000	—	4,176,602	10,601,602
Montrica Global Opportunities Fund, L.P.	495,632	412,880	38,513,902	—	7,264,682	3,497,786	34,747,006	$146,189	(1,462,504)
Morgan Rio Capital Fund, L.P.			—	11,000,000	—	(194,963)	10,805,037
Net Lease Private REIT VII, Inc			3,000,000	2,000,000	—	—	5,000,000	452,130
Net Lease Private REIT VII-A, Inc			3,000,000	2,000,000	—	—	5,000,000	452,130
New Horizon Capital III, L.P.			—	7,376,725	1,620,858	(1,655,581)	4,100,286
NWI Explorer Global Macro Fund, L.P.			13,221,628	—	10,930,370	2,019,053	4,310,311		(3,572,169)
Oak Hill REIT Plus Fund, L.P.			12,368,041	—	—	336,126	12,704,167
Orbis Real Estate Fund I			3,449,164	76,828	74,718	(257,356)	3,193,918	37,358
Ore Hill Fund II, L.P.			34,439,642	—	35,863,174	6,055,520	4,631,988		(13,165,716)
Overseas CAP Partners, Inc.	45,229	60,228	55,428,160	15,000,000	—	19,783,531	90,211,691
OZ Asia Domestic Partners, L.P.			33,844,287	3,770,674	26,876,747	10,477,113	21,215,327		(382,941)
Pantera Global Macro Fund, L.P.			2,273,284	641,183	2,918,795	4,328	—		(842,388)
Pardus European Special Opportunities Fund, L.P.			5,620,882	—	—	4,331,950	9,952,831
Passport II, L.P.			23,383,695	30,000,000	—	5,278,555	58,662,250
Paulson Credit Opportunities, L.P.			56,547,795	40,000,000	—	32,668,393	129,216,188
Paulson Partners Enhanced, L.P.			55,070,388	—	—	7,005,672	62,076,060
Phoenix Asia Real Estate Investments II, L.P.			16,875,000	747,024	165,957	(5,321,777)	12,134,290	33,536	108,457
PIPE Equity Partners, L.L.C.			96,281,525	10,000,000	61,872,330	4,751,781	49,160,976		698,193
PIPE Select Fund L.L.C.			—	61,872,330	8,502,539	727,192	54,096,983		1,263,892
Private Equity Investment Fund IV, L.P.			7,216,226	1,175,691	304,114	(1,116,120)	6,971,683	28,208	156,906
Private Equity Investment Fund V, L.P.			—	6,115,535	—	(135,482)	5,980,053
PSAM WorldArb Partners, L.P.			40,331,215	—	10,000,000	10,395,473	40,726,688		(639,805)
Q Funding III, L.P.			9,098,681	—	—	3,822,821	12,921,502
Q4 Funding, L.P.			25,692,138	—	—	10,711,196	36,403,334
Quorum Fund Limited	349,876	349,876	9,602,300	—	—	7,537,972	17,140,272
R.G. Niederhoffer Global Fund, L.P.			—	30,000,000	—	(3,405,738)	26,594,262
Redbrick Capital, L.P.			9,368,126	—	7,413,248	(1,910,445)	44,433		(11,765,820)
Saints Capital VI, L.P.			6,064,246	2,640,449	797,376	207,117	8,114,436		502,537
Salem Global Opportunity Fund L.P.			—	25,000,000	—	(120,322)	24,879,678
Samlyn Onshore Fund, L.P.			35,114,053	44,000,000	—	15,841,610	94,955,663
SCP Sakonnet Fund, LP			41,358,574	—	—	17,346,764	58,705,338
Skopos HG Fund, LLC	262,504	262,504	14,476,137	—	—	22,814,508	37,290,645
Sorin Fund, L.P.			34,795,950	3,866,217	21,287,444	400,641	17,775,364		(9,286,699)
Southport Energy Plus Partners, L.P.			86,958,671	—	—	21,807,217	108,765,888
Standard Pacific Credit Opportunities Fund, L.P.			129,867,044	—	56,521,287	28,794,000	102,139,757		16,648,458
Steel Partners Japan Strategic Fund, L.P.			30,269,895	—	—	(2,843,658)	27,426,237
The Rohatyn Group Local Currency Opportunity Partners, L.P.			73,350,704	—	10,000,000	9,876,456	73,227,160		1,921,808
The Russian Prosperity Fund	1,056,068	1,056,068	11,690,668	—	—	22,990,592	34,681,260
Tiedemann/Falconer Partners, L.P.			49,754,374	—	—	(3,923,294)	45,831,080
Tiger Consumer Partners, L.P.			33,301,757	—	—	8,742,373	42,044,130
Torrey Pines Fund, LLC			56,882,204	—	5,000,000	(2,361,874)	49,520,330		2,077,856
Transwestern Mezzanine Realty Partners III, L.L.C.			2,894,714	1,378,529	—	(3,533,743)	739,500
Trivest Fund IV, L.P.			6,032,460	584,194	—	(843,604)	5,773,050
Trustbridge Partners II, L.P.			13,933,507	211,306	—	3,500,698	17,645,511
Trustbridge Partners III, L.P.			—	6,986,968	—	(568,412)	6,418,556
Tuckerbrook SB Global Distressed Fund I, L.P.			6,174,263	400,000	—	92,873	6,667,136

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

				2009 Activity				2009 Activity
Investment Funds	Shares 12/31/2008	Shares 12/31/2009	Fair Value 12/31/2008	Cost of Purchases	Cost of Sales*	Change in Appreciation/ Depreciation	Fair Value 12/31/2009	Interest/ Dividend Income	Realized Gain/(Loss) on Investments and Foreign Currency Transactions
Valiant Capital Partners, L.P.			$65,789,601	$7,395,366	—	$20,818,434	$94,003,401
Velite Energy L.P.			91,762,431	—	$37,000,000	60,433,919	115,196,350		$20,900,171
Waterstone Market Neutral Fund, L.P.			94,899,028	—	40,000,000	44,986,271	99,885,299		14,334,934
Wells Street Global Partners, L.P.			18,627,471	—	13,192,586	(5,434,885)	—		(12,557,414)
Wells Street Offshore, Ltd	32,000	—	7,019,400	—	6,289,888	(729,512)	—		(3,710,112)
WestView Capital Partners II, L.P.			—	1,583,815	—	(311,615)	1,272,200
Whitebox Multi-Strategy Fund, L.P.	90,000	82,008	62,075,130	5,533	9,177,399	47,295,227	100,198,491		1,364,612
Whitebox Special Opportunities Fund, L.P.			53,250,000	—	91,577,717	38,327,717	—		41,577,717
Woodbourne Daybreak Global Fund L.P.			10,600,188	—	5,001,759	(3,098,916)	2,499,513		(5,549,121)

			$3,087,328,793	$677,533,405	$942,599,945	$571,065,859	$3,393,328,112	$1,149,551	$(28,864,561)

*	Sales include return of capital.
**	Voting rights have been waived for these investments.
***	Affiliated investment based on capital commitment. No contributions have been made as of December 31, 2009.

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of the investment in, or commitment to, such Investment Funds. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

During the year ended December 31, 2009, the Master Fund had no short option activity.

(6) DUE FROM BROKERS

The Master Fund conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Master Fund is subject to credit risk to the extent any broker with whom the Master Fund conducts business is unable to deliver cash balances or securities, or clear security transactions on the Master Fund’s behalf. The Master Fund monitors the financial condition of the brokers with which the Master Fund conducts business and believes the likelihood of loss under the aforementioned circumstances is remote.

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund will pay the Independent Administrator a monthly administration fee based on the month end partners’ capital of the Master Fund. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $2 billion, 5 basis points on partners’ capital between the amounts of $2 billion and $5 billion, 2 basis points on partners’

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

capital between the amounts of $5 billion and $15 billion, and 1.25 basis point for amounts over $15 billion. The asset based fees are payable monthly in arrears. The Independent Administrator will also provide the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The administration fees will be paid out of the Master Fund’s assets, which will decrease the net profits or increase the net losses of the partners in the Master Fund. As of December 31, 2009, the Master Fund had $5,212,610,935 in partners’ capital. The total administration fee incurred for the year ended December 31, 2009 was $2,329,428.

(8) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund will pay the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. The Investment Management Fee will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended December 31, 2009, $50,501,255 was incurred for Investment Management Fees.

(b) PLACEMENT AGENTS

The Master Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Master Fund. Salient Capital, L.P., an affiliate of the Adviser, is a broker-dealer who has been engaged by the Master Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents. As of December 31, 2009, the two largest nonaffiliated Sub-Placement Agents in the Endowment Fund Complex service approximately 85% of the feeder funds assets which are invested in the Master Fund. To the extent that substantial numbers of investors have a relationship with a particular Sub-Placement Agent, such Sub-Placement Agent may have the ability to influence investor behavior, which may affect the Funds.

(9) INDEBTEDNESS OF THE FUND

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the partners’ capital of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds, other than for some Investment Funds in which the Master Fund has made a capital commitment, for which the risk of loss is limited to the Master Fund’s total capital commitment. For some Investment Funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity and real estate funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2009

The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

On June 30, 2009, the Master Fund entered into a line of credit agreement (the “Agreement”) with Deutsche Bank Aktiengesellschaft (the “Lender”). The Agreement provides for a $250,000,000 credit facility, with available borrowing capacity subject to collateral allocation ratios as defined in the Agreement. Borrowings under the Agreement are secured by a portion of the Master Fund’s investments. The Agreement provides for an annual commitment fee with interest accruing at the three-month London Interbank Offered Rate (LIBOR) plus a spread of 1.75% per year, payable quarterly in arrears. As of December 31, 2009, there were no borrowings outstanding, and there were no borrowings under any agreements during the year ended December 31, 2009.

(10) FINANCIAL HIGHLIGHTS

	Year ended December 31, 2009	Year ended, December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
Net investment loss to average partners’ capital[1]	(0.95)%	(1.19)%	(0.63)%	(0.61)%	(0.44)%
Expenses to average partners’ capital[1,2]	1.20%	1.54%	1.37%	1.24%	1.28%
Portfolio turnover	27.40%	29.19%	4.19%	15.31%	12.65%
Total return[3]	14.96%	(23.46)%	17.41%	12.37%	10.40%
Partners’ capital, end of year (in 000’s)	$5,212,611	$4,663,185	$3,269,969	$1,011,295	$376,169

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

1	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period.
2	Expense ratios do not include expenses of underlying Investment Funds. Expenses include offshore withholding tax, which is only allocable to investors investing through the offshore feeder funds.
3	Calculated as geometrically linked monthly returns for each month in the year.

(11) SUBSEQUENT EVENTS

The Master Fund accepts initial or additional applications for Interests generally as of the first day of the month. Investor subscriptions for Interests totaled approximately $58,576,400 and $70,093,111 for January and February 2010, respectively.

Based on the partners’ capital of the Master Fund, the Adviser recommended to the Board that a tender offer in an amount of up to $519,000,000 be made for the quarter ending March 31, 2010 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and a tender offer notice with a February 19, 2010 expiration date was mailed to the partners in the Master Fund.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information

December 31, 2009

(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and officers of the Master Fund may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Director and officer, his or her full name, address and age (as of December 31, 2009), the position held with the Master Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other directorships held by such Director.

Interested Directors

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director
John A. Blaisdell(1) Age: 49 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co-Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	3	None
Andrew B. Linbeck(1) Age: 45 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co-Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	3	None
A. Haag Sherman(1) Age: 44 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co-Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	3	PlainsCapital Corporation, since 2009

(1)

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P. (“Salient”), which itself is an affiliate of the Master Fund, the Endowment Registered Fund, L.P. (the “Registered Fund”), the Endowment TEI Fund, L.P. (the “TEI Fund”), and the Adviser.

(2)	The Fund Complex includes the Master Fund, the Registered Fund and the TEI Fund.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2009

(Unaudited)

Independent Directors

Name, Address and Age	Position(s) Held with Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
Jonathan P. Carroll Age: 48 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	President of Lazarus Financial LLC (holding company) since 2006; private investor for the prior five years	3	Lazarus Financial LLC, Lazarus Energy Holdings LLC and affiliates, since 2006
Richard C. Johnson Age: 72 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner)	3	None
G. Edward Powell Age: 73 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994)	3	Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009
Scott E. Schwinger Age: 44 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team), 1999	3	The Make- A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2009

(Unaudited)

Name, Address and Age	Position(s) Held with Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director
Dr. Bernard Harris Age: 52 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since June 2009	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non-profit), since 1998; Clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996	3	U.S. Physical Therapy, Inc., since 2005; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; Monebo Technologies Inc., since 2009; AG Technologies, since 2009; The Harris Foundation, Inc., since 1998; Houston Technology Center, since 2004; Greater Houston Community Foundation, 2004-2009; Communities in Schools, since 2007; ZOO SCORE “Counselors to America’s Small Business”, since 2009; American Telemedicine Association, since 2007; Houston Angel Network, since 2004; BioHouston, since 2006; The National Math and Science Initiative, and Space Agency, since 2008

(1)	The Fund Complex includes the Master Fund, the Registered Fund and the TEI Fund.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2009

(Unaudited)

Officers of the Fund Who Are Not Directors

Name, Address and Age	Position(s) Held with Fund	Principal Occupation(s) During the Past 5 Years
Roy Washington Age: 58 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer	Chief Counsel, Salient, since 2009, CCO, Salient, since 2007; Managing Director (2006-2007) of and Consultant (2003-2007) with Capital Forensics Consulting, Inc; President of RVW Consulting Group, Inc., 2002-2006
John E. Price Age: 42 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer	Director and Chief Financial Officer, Adviser, since 2003; Partner and Director, Salient, since 2003
Adam L. Thomas Age: 35 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Secretary	Director of Adviser, since 2004; Partner and Director, Salient, since 2002

Compensation for Directors

The Master Fund, the Registered Fund and the TEI Fund together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $25,000, which is paid quarterly, a fee of $5,000 per Board meeting, a fee of $1,250 per interim meeting, a fee of $1,250 per audit committee meeting to each audit committee member, a fee of $1,250 per Board Valuation Committee meeting to each Board Valuation Committee member and an annual fee of $10,000 for the audit committee chairman, which is paid quarterly. In the interest of retaining Independent Directors of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2009

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2009.

Asset Class[1]	Fair Value	%
Arbitrage Strategies	$937,345,030	18.70
Domestic Equity	525,107,783	10.48
Energy	399,136,823	7.96
Enhanced Fixed Income	637,838,355	12.72
International Equity	575,378,776	11.48
Natural Resources	171,215,778	3.42
Opportunistic Equity	696,964,621	13.91
Private Equity	663,839,483	13.24
Real Estate	236,895,695	4.73
Agencies	124,829,071	2.49
Fixed Income	4,790,592	0.10
Call Options Purchased	38,316,894	0.76
Put Options Purchased	650,000	0.01

Total Investments	$5,012,308,901	100.00

1	The complete list of investments included in the following asset class categories are included in the Schedule of Investments.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Master Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

Independent Directors

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Interested Directors and Officers

John A. Blaisdell, Director and Co-Principal Executive Officer

Andrew B. Linbeck, Director and Co-Principal Executive Officer

A. Haag Sherman, Director and Co-Principal Executive Officer

John E. Price, Treasurer and Principal Financial Officer

Adam L. Thomas, Secretary

Roy V. Washington, Chief Compliance Officer

Investment Adviser

Endowment Advisers, L.P.

Houston, TX

Fund Administrator and Transfer Agent

Citi Fund Services Ohio, Inc.

Columbus, OH

Custodian

J.P. Morgan Chase & Co.

Greenwich, CT

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

4265 SAN FELIPE

SUITE 800

HOUSTON, TEXAS 77027

TEL 800-725-9456

FAX 713-993-4698

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$10,500	$10,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12(a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. The Endowment Master Fund, L.P. (the “Master Fund”), The Endowment TEI Fund, L.P. (the “TEI Fund”) and The Endowment Registered Fund, L.P. (the “Registered Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. John A. Blaisdell, Andrew B. Linbeck, A. Haag Sherman and Mark W. Yusko.

Mr. Blaisdell has served as an Investment Committee Member since January 2004 and Managing Director of Salient Partners, L.P. (“Salient”) since December 2002. Previously, he held the position of Chief Executive Officer of Wincrest Ventures, L.P. (from 1997-2002). Mr. Linbeck has served as an Investment Committee Member since January 2004 and Managing Director of Salient since August 2002. Previously, he held the position of Partner and executive officer of The Redstone Companies, L.P. and certain affiliates thereof (from 1998-2002). Mr. Sherman has served as an Investment Committee Member since January 2004 and Managing Director of Salient since August 2002. Previously, he held the position of Partner and executive officer of Redstone (from 1998-2002). Mr. Yusko has served as an Investment Committee Member since January 2004. He is also President of Morgan Creek Capital Management (since July 2004) and Principal of Hatteras Capital Management (since September 2003). Previously, Mr. Yusko held the position of Chief Investment Officer of the University of North Carolina at Chapel Hill (from 1998-2004). Each member of the Investment Committee reviews asset allocation recommendations by the Adviser’s staff, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2009: (i) the number of registered investment companies (including the Fund), other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies Managed by Investment Committee Member		Other Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
Name of Investment Committee Member	Number	Total Assets	Number	Total Assets	Number	Total Assets
John A. Blaisdell	3	$5.554 billion	6	$555 million	>1,090	>$1.184 billion (1)
Andrew B. Linbeck	3	$5.554 billion	6	$555 million	>1,090	>$1.184 billion (1)
A. Haag Sherman	3	$5.554 billion	6	$555 million	>1,090	>$1.184 billion (1)
Mark W. Yusko	8	$6.85 billion	22	$2.6 billion	21	$1.44 billion (2)

(1)

Messrs. Blaisdell, Linbeck and Sherman serve as principal executive officers of Salient Partners, which owns Salient Trust Co., LTA, a trust company chartered under the laws of the state of Texas. In such capacities, Messrs. Blaisdell, Linbeck and Sherman have investment responsibilities on the clients of such entities. However, the number of accounts and asset figures cited in the table relate to the accounts and assets over which Messrs. Blaisdell, Linbeck and Sherman have discretion in their capacities as principal executive officers of such entities.

(2)

Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC, and a principal of Hatteras Capital Management, advisory firms located in North Carolina. The figure cited in the table reflects the advisory assets of Morgan Creek Capital Management, LLC. $1 billion included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by Investment Committee Member.

	Registered Investment Companies Managed by Investment Committee Member		Other Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
Name of Investment Committee Member	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees
John A. Blaisdell	0	0	1	$112 million	0	0
Andrew B. Linbeck	0	0	1	$112 million	0	0
A. Haag Sherman	0	0	1	$112 million	0	0
Mark W. Yusko	5	$1.3 billion	22	$2.6 billion	21	$1.44 billion (1)

(1)

Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC, and a principal of Hatteras Capital Management, advisory firms located in North Carolina. The figure cited in the table reflects the advisory assets of Morgan Creek Capital Management, LLC. $1 billion included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by Investment Committee Member.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Blaisdell, Linbeck, Sherman and Yusko indirectly own equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Messrs. Blaisdell, Linbeck, Sherman and Yusko receive all of their compensation based on the size of the Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon. Accordingly, they believe that a significant driver of their compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Messrs. Blaisdell, Linbeck, Sherman and Yusko also indirectly own equity in the general partner of another fund, and are compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base. In addition, Messrs. Blaisdell, Linbeck and Sherman are partners and principal executive officers of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays them a base salary (but no bonus) and is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. These individuals are responsible for the investment processes and management of the Salient Group. Messrs. Blaisdell, Linbeck and Sherman believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation from the Salient Group.

Mr. Yusko is a partner of Morgan Creek Capital Management, which pays him a base salary and is anticipated to make distributions of profits above and beyond that which is necessary to operate the business. Mr. Yusko is chiefly responsible for the investment processes and management of Morgan Creek Capital Management. He believes that to the extent that he and the staff at Morgan Creek Capital Management are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2009 by each Investment Committee Member (1).

Investment Committee Member	Master Fund	Registered Fund	TEI Fund
John A. Blaisdell	None (2)	$100,001 to $500,000	$100,001 to $500,000
Andrew B. Linbeck	None	$500,001 to $1,000,000	$100,001 to $500,000
A. Haag Sherman	None (2)	$100,001 to $500,000	$50,001 to $100,000
Mark W. Yusko	None (2)	None	None

(1)	Includes the portion of investments made by the Salient Group beneficially owned and personal investments

(2)

$216,322, $150,209 and $2,033,184 represent indirect beneficial ownership in the Master Fund held by John. A. Blaisdell, A. Haag Sherman and Mark W. Yusko, respectively, through other feeder funds that invest in the Master Fund.

Portfolio Manager Compensation

Mr. Adam L. Thomas has significant day-to-day duties in the management of the portfolio of the Master Fund, including providing analysis and recommendations on Asset Allocation and Investment Fund selection to the Investment Committee. Mr. Thomas indirectly owns equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Mr. Thomas receives all of his compensation based on the size of the Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon. Accordingly, he believes that a significant driver of his compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Mr. Thomas also indirectly owns equity in the general partner of another fund, which is compensated directly on performance (based on an incentive allocation) and the size of the fund’s asset base (as of December 31, 2009, this fund’s asset base was approximately $112 million). In addition, Mr. Thomas is a partner and officer of entities within the Salient Group, which pay him a base salary and he may receive a bonus, and Salient is obligated to make distributions of profits to him, as well as the other partners, on an annual basis. Mr. Thomas believes that to the extent that he is successful in his investment endeavors, the greater the number of assets over time and the more significant his compensation from the Salient Group will be.

Securities Ownership of Portfolio Manager

The table below shows the dollar range of shares of the Fund beneficially owned as of December 31, 2009, by Mr. Thomas (1):

Master	Registered	TEI
None (2)	$50,001 to $100,000	None

(1)	Includes the portion of investments made by the Salient Group beneficially owned and personal investments
(2)	$435,135 represents indirect beneficial ownership in the Master Fund held through other feeder funds that invest in the Master Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Value of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchases as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1, 2009 through January 31, 2009	$—	N/A	N/A	N/A
February 1, 2009 through February 28, 2009	$—	N/A	N/A	N/A
March 1, 2009 through March 31, 2009	$108,178,749	N/A	N/A	N/A
April 1, 2009 through April 30, 2009	$—	N/A	N/A	N/A
May 1, 2009 through May 31, 2009	$—	N/A	N/A	N/A
June 1, 2009 through June 30, 2009	$79,596,766	N/A	N/A	N/A
July 1, 2009 through July 31, 2009	$—	N/A	N/A	N/A
August 1, 2009 through August 31, 2009	$—	N/A	N/A	N/A
September 1, 2009 through September 30, 2009	$116,899,323	N/A	N/A	N/A
October 1, 2009 through October 31, 2009	$—	N/A	N/A	N/A
November 1, 2009 through November 30, 2009	$—	N/A	N/A	N/A
December 1, 2009 through December 31, 2009	$116,583,294	N/A	N/A	N/A

Total	$421,258,132

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Endowment Registered Fund, L.P.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co- Principal Executive Officer
Date: February 23, 2010

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co- Principal Executive Officer
Date: February 23, 2010

By (Signature and Title)	/s/ A. Haag Sherman
A. Haag Sherman
Co- Principal Executive Officer
Date: February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer
Date: February 23, 2010

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer
Date: February 23, 2010

By (Signature and Title)	/s/ A. Haag Sherman
A. Haag Sherman
Co-Principal Executive Officer
Date: February 23, 2010

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer
Date: February 23, 2010